Scudder
High Yield
Bond Fund

Semiannual Report
August 31, 1997

Pure No-Load(TM) Funds


A pure no-load(TM) (no sales charges) mutual fund seeking a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.


SCUDDER        (logo)

                                    In Brief


o For the six-month period ended August 31, 1997, Scudder High Yield Bond Fund provided a total return of 6.10%. This compares favorably with the 5.69% return of the Merrill Lynch High Yield Master Index. On August 31, the Fund posted a 9.35% 30-day SEC yield.

o High yield bond prices continued their rise, as demand from individual and mutual fund investors exceeded a record supply of bonds.

o During the most recent semiannual period, we took profits in the oil and gas sector and increased our positions in less economically sensitive sectors including cable and telecommunications.




                                Table of Contents

   3  Letter from the Fund's President    15  Financial Statements
   4  Performance Update                  18  Financial Highlights
   5  Portfolio Summary                   19  Notes to Financial Statements
   6  Portfolio Management Discussion     24  Officers and Trustees
   9  Glossary of Investment Terms        25  Investment Products and Services
  10  Investment Portfolio                26  Scudder Solutions


                        2 - Scudder High Yield Bond Fund

                        Letter From the Fund's President

Dear Shareholders,

     We would like to welcome the many new investors who have joined Scudder High Yield Bond Fund over the past six months. The Fund has grown by 75% since our last shareholder report, to $128 million in assets. The Fund's 30-day SEC yield was an attractive 9.35% as of August 31.

     As detailed in the portfolio management discussion beginning on page 6, economic conditions for high yield bonds continue to be favorable: The U.S. economy has continued to post moderate growth and low inflation, and a record level of high yield bond supply has been met with heavy investor demand, especially from mutual fund shareholders. Scudder High Yield Bond Fund has performed well during this latest six-month period, earning a 6.10% total return. We are enthusiastic about the improving credit environment for many high yield bonds as well as the future prospects for the Fund. Given the admittedly heated market environment, however, we'd like to remind you of the Fund's cautious approach. Our portfolio management and research team performs careful credit analysis on every bond considered for the Fund's portfolio, assessing risks as well as opportunities.

     For those of you interested in hearing about new products from Scudder, we would like to take this opportunity to tell you about a recent addition to our family of funds -- Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach to international investing may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States. For a complete listing of Scudder's mutual fund offerings, see page 25.

     Thank you for your interest and investment in Scudder High Yield Bond Fund. If you have questions about the Fund, please contact a Scudder Investor Information representative at 1-800-225-2470.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder High Yield Bond Fund

                        3 - Scudder High Yield Bond Fund

PERFORMANCE UPDATE as of August 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                          Total Return
Period         Growth    --------------
Ended            of                Average
8/31/97        $10,000  Cumulative  Annual
------------------------------------------
SCUDDER HIGH YIELD BOND FUND
TICKER SYMBOL:     SHBDX
------------------------------------------
1 Year          $11,719   17.19%    17.19%
Life of Fund*   $12,013   20.13%    16.93%
------------------------------------------
MERRILL LYNCH HIGH YIELD MASTER INDEX
------------------------------------------
1 Year          $11,486   14.86%    14.86%
Life of Fund*   $11,684   16.84%    14.23%
------------------------------------------
*The Fund commenced operation on June 28, 1996.
Index comparisons begin June 30, 1996.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER HIGH YIELD BOND FUND
Year            Amount
----------------------
6/96*          $10,000
8/96           $10,246
10/96          $10,536
12/96          $10,941
2/97           $11,318
4/97           $11,203
6/97           $11,663
8/97           $12,008

MERRILL LUNCH HIGH YIELD MASTER INDEX
Year            Amount
----------------------
6/96*          $10,000
8/96           $10,175
10/96          $10,510
12/96          $10,805
2/97           $11,040
4/97           $11,042
6/97           $11,436
8/97           $11,684

The Merrill Lynch High Yield Master Index is an unmanaged index broadly reflective of below-investment grade corporate bonds. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIOD ENDED August 31

                       1996*         1997
                     ----------------------
NET ASSET VALUE...   $ 12.12       $ 12.91
INCOME DIVIDENDS..   $   .18       $  1.17
CAPITAL GAINS
DISTRIBUTIONS.....   $   --        $   .03
FUND TOTAL
RETURN (%)........      2.51         17.19
INDEX TOTAL
RETURN (%)........      1.72         14.86


Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.


                        4 - Scudder High Yield Bond Fund

PORTFOLIO SUMMARY as of August 31, 1997


-----------------------------
ASSET ALLOCATION
-----------------------------
Corporate Bonds          86%
Preferred Stocks          6%
U.S. Government &
  Agencies                5%
Cash Equivalents          2%
Foreign Bonds --
  U.S. $ Denominated      1%
-----------------------------
                        100%
=============================

We have recently been allowing the
Fund's cash and short-term Treasury
position to build up slightly in
anticipation of opportunities to
purchase new issues and add to
existing issues at more attractive
prices in the near future.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
DIVERSIFICATION (Excluding
Cash Equivalents)
-----------------------------
Manufacturing            17%
Media                    10%
Service Industries        9%
Consumer Discretionary    9%
Communications            9%
Energy                    8%
Consumer Staples          7%
Financial                 6%
Metals & Minerals         5%
Other                    20%
-----------------------------
                        100%
=============================

Strong performers over the most
recent semiannual period included
holdings in the basic industrials,
oil and gas, and cable sectors.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
QUALITY
-----------------------------
Cash Equivalents          2%
U.S. Government
 Obligations              5%
BB                       20%
B                        70%
CCC                       1%
Not Rated                 2%
-----------------------------
                        100%
=============================

Weighted Average Quality: B

The Fund continues to focus on
select B-rated credits, which
typically carry a yield advantage
over BB-rated bonds.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------
EFFECTIVE MATURITY
-----------------------------
Less than 1 year          7%
1 - 5 years              22%
5 - 8 years              44%
8 years or greater       27%
-----------------------------
                        100%
-----------------------------

Weighted average effective
maturity: 6.54 years

A range of maturities is
represented in the Fund's
portfolio.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


For more complete details about the Fund's Investment Portfolio, see page 10.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.
-------------------------------------------------------------------------------

                        5 - Scudder High Yield Bond Fund

                         Portfolio Management Discussion

We are pleased to present an interview with Scudder High Yield Bond Fund's Lead Portfolio Manager, Kelly D. Babson. Kelly has managed the Fund since it began operations on June 28, 1996.

Q:  How has Scudder High Yield Bond Fund performed over the past six months?

Kelly Babson: For the six months ended August 31, 1997, Scudder High Yield Bond Fund's total return was 6.10%. For the same period, the high yield bond market returned 5.69% as measured by the unmanaged Merrill Lynch High Yield Master Index. Over the 12 months ended August 31, the Fund's total return was 17.19%, compared with the Index's return of 14.86%. On August 31, the Fund offered a 9.35% 30-day SEC yield.

Q:  To what do you attribute the Fund's good performance?

KB: We've identified some opportunities for capital appreciation in the portfolio to help generate those total returns. Some of these individual securities are still in the portfolio, and some positions have been traded out completely. We've also had some sectors in the portfolio that have had strong performance over the semiannual period such as basic industrials, energy, and communications.

Q:  Can you give some specific examples of strongly performing issues?

KB: One example is Allied Waste, a new high yield bond issue that we thought offered real value relative to other companies with comparable credit characteristics. We believed -- and this is proving to be true so far -- that the company's cost reduction initiatives would pay off as the waste management industry consolidates. This is a good example of how important it is to identify early an improving credit in a consolidating industry.

We've also experienced success in the cable sector during the last six months. Adelphia Communications is a highly leveraged cable operator that was out of favor eight months ago, but one that we purchased because of its strong assets, solid franchise, and willingness to reduce debt through non-core asset sales and price increases in existing markets. The success of the company's strategy has been reflected in the rising price of the security.

Q:  For newcomers to the Fund, can you summarize your investment philosophy?

KB: In everything we do, our strategy is to create income and to provide a high, competitive total return for the Fund. Our management process is very "bottom-up," featuring a focus on securities selection backed up by credit research, and moderate emphasis on sector allocation decisions. We avoid securities that we don't think have longer-term potential and sell any bonds purchased for the portfolio where credit trends have declined from what we expected initially. On an ongoing basis, we work to ensure that what we do own in the portfolio continues to meet our goals for the Fund.

Q:  How do you evaluate new credits?

KB: Our evaluation process includes meeting with company management, examining financial statements (historical and projected), looking at the universe of a company's competitors within that industry, assessing the risks and opportunities within the specific market, and judging how well positioned they are to meet their goals.


                        6 - Scudder High Yield Bond Fund

Q:  How has the U.S. economic environment affected the high yield market?

KB: The economic environment continues to be very positive for high yield bonds -- moderate to somewhat strong growth, and low inflation. In terms of the volatility in the bond and equity markets, we've had some interesting times more recently. But the high yield market has held up quite well. It has tended to underperform the higher quality segments of the bond market during periods of fixed-income strength, but significantly outperform in downturns. And, somewhat surprisingly, the high yield market has not been negatively affected by recent volatility in the stock market.

Q:  Why do you think that is?

KB: We attribute this to technical factors supporting the high yield market. There continues to be strong demand for high yield bonds -- mutual fund inflows continue to be strong, and though you wouldn't traditionally think of the purchasing of high yield bonds as a "flight to quality," high yield bonds are apparently being perceived by the marketplace as an incremental step towards quality relative to stocks. At the same time, we've had very heavy supply in the high yield market -- through the end of August, we've nearly reached 1996's total volume. So there's been a tremendous amount of "paper" that's hit the market, but a real appetite for it at the same time.



IN THE PRINTED DOCUMENT, A LINE CHART APPEARS HERE;

      CHART TITLE:

               Yield "Spreads" Narrow to Near Historic Levels
               Yield Differential of B-rated Corporates vs.
               U.S. Treasury Bonds of Comparable Maturity

      CHART DATA:
                       Yield Differential
                       (Basis Points)
                       -----------------------------------

                            8/87                  398
                       -----------------------------------
                           12/87                  537
                       -----------------------------------
                                                  514
                       -----------------------------------
                                                  481
                       -----------------------------------
                                                  487
                       -----------------------------------
                           12/88                  478
                       -----------------------------------
                                                  474
                       -----------------------------------
                                                  556
                       -----------------------------------
                                                  645
                       -----------------------------------
                           12/89                  815
                       -----------------------------------
                                                  769
                       -----------------------------------
                                                  767
                       -----------------------------------
                                                  811
                       -----------------------------------
                           12/90                 1086
                       -----------------------------------
                                                  761
                       -----------------------------------
                                                  729
                       -----------------------------------
                                                  591
                       -----------------------------------
                           12/91                  579
                       -----------------------------------
                                                  455
                       -----------------------------------
                                                  461
                       -----------------------------------
                                                  478
                       -----------------------------------
                           12/92                  498
                       -----------------------------------
                                                  447
                       ----------------------------------
                                                  405
                       -----------------------------------
                                                  452
                       -----------------------------------
                           12/93                  439
                       -----------------------------------
                                                  367
                       -----------------------------------
                                                  413
                       -----------------------------------
                                                  424
                       -----------------------------------
                           12/94                  400
                       -----------------------------------
                                                  433
                       -----------------------------------
                                                  482
                       -----------------------------------
                                                  454
                       -----------------------------------
                           12/95                  515
                       -----------------------------------
                                                  435
                       -----------------------------------
                                                  384
                       -----------------------------------
                                                  380
                       -----------------------------------
                           12/96                  417
                       -----------------------------------
                                                  325
                       -----------------------------------
                                                  336
                       -----------------------------------
                            8/97                  311
                       -----------------------------------

                   Source: Lehman Brothers High Yield Research


Q:  Where you do think yields are headed?

KB: As a marker of where the high yield market stands and where it could go from here, the difference (or "spread") between yields of high yield bonds and those of Treasury bonds of similar maturity is something we look at constantly. At the end of August that difference had shrunk to near historic levels, meaning it didn't appear that -- for the time being -- the average yield of high yield bonds could go much lower (or prices higher). That said, two factors supporting high yield bond prices are a strong stock market that has enabled many high yield issuers to retire debt through debt-for-equity swaps -- taking supply out of the market -- and a very low default rate for the high yield universe. I think there will be opportunities to add to existing issues or to add new issues at better prices going forward. I'm currently allowing our cash and short-term Treasury position to build up somewhat in anticipation of that.

                        7 - Scudder High Yield Bond Fund

Q:  Has your overall strategy changed significantly during the past six months?

KB: No, it really hasn't. We adjusted our sector weightings somewhat. We reduced our weighting in oil and gas, but continue to be modestly overweighted there. I still think the oil and gas industry is a good fundamental story considering its continuing consolidation plus an overall lack of capacity in oil drilling and oil services. This sector experienced such tremendous performance in the first part of this year that we decided to take some profits.

In financial services, we reduced our overall exposure to match the market weighting. We continue to increase basic industry exposure to selected names. We've added more to the cable and telecommunications areas as well. Purchasing cable bonds is much more of a defensive strategy because that sector is not particularly economically sensitive -- cable is not so much a growth industry as one that posts strong cash flow and should continue to do so. Telecommunications is a combination of an anti-cyclical and a growth story. It's also considered fairly defensive, but at the same time the market for telecommunications equipment and services has very strong growth potential.


Q:  What is your outlook for the high yield market over the coming months?

KB: The economic environment for high yield bonds remains favorable. We have come a long way over the past 12 months. I'm cautious about our ability to achieve similar gains in the near future, although I don't believe that prices will fall and yields increase dramatically any time soon. We continue to be somewhat concerned about high valuations in the equity market and how a downturn in stocks would impact our market. But with the economy as strong as it is, it's difficult to mount an argument that equities or high yield bonds will experience a major correction in the near future. In general, high yield bonds should produce returns in line with their coupon yields over the next several months. We continue to be optimistic about the prospects for the high yield market and will continue to pursue the Fund's objectives of high current yield and capital appreciation for our shareholders.

                        8 - Scudder High Yield Bond Fund

                          Glossary of Investment Terms


 COUPON The interest rate on a bond the issuer (in the case of high yield bonds, a corporation) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon will pay $100 on $1,000 of the face amount each year.

 CYCLICAL A cyclical security is one whose price tends to rise when the U.S. economy is expanding and to fall when the economy is contracting. Examples of cyclical industries are automobiles, housing, and paper. NONCYCLICAL securities -- including food, insurance, and health care companies -- are typically not as affected by changes in U.S. economic performance.

 DEFAULT Occurs when the issuer of a bond fails to make timely payment of principal and/or interest. In the event of default, bondholders may make claims against the assets of the issuing corporation. DEFAULT RATE refers to the annual percentage of bonds in a fund that stop making principal and/or interest payments.

 HIGH YIELD BOND           A bond that has a rating of BB or less and pays a
                           high yield to compensate for its greater credit risk.

 SECTOR A similar group of bonds or stocks, usually found in one industry. Some examples of sectors that could be found in a high yield bond fund or a stock fund at any given time include airlines, financial services companies, and telecommunication providers.

 30-DAY SEC YIELD          The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN              The most common yardstick to measure the performance
                           of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 YIELD SPREAD              The difference in yield between various types of
                           bonds. A high yield bond's yield is generally compared to the yield of a Treasury bond of similar maturity as a valuation yardstick. If yield spreads are "narrow," for example, it generally means that high yield bond yields have been declining, and prices rising.


(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)


                        9 - Scudder High Yield Bond Fund

             Investment Portfolio as of August 31, 1997 (Unaudited)

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.3%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 8/29/97 at
  5.45%, to be repurchased at $2,895,752 on 9/2/97, collateralized by a                                           ------------
  $2,070,000 U.S. Treasury Bond, 12%, 8/15/13 (Cost $2,894,000) .........................      2,894,000             2,894,000
                                                                                                                  ------------
U.S. Government & Agencies 4.9%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.875%, 7/31/99 .....................................................      4,500,000             4,492,260
U.S. Treasury Note, 5.875%, 8/31/99 .....................................................      1,750,000             1,747,266
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government & Agencies (Cost $6,239,922)                                                                   6,239,526
------------------------------------------------------------------------------------------------------------------------------

Foreign Bonds - U.S. $ Denominated 1.1%
------------------------------------------------------------------------------------------------------------------------------
Fage Dairy Industry SA, 9%, 2/1/07 ......................................................      1,250,000             1,206,250
Hermes Europe Railtel BV, 11.5%, 8/15/07 ................................................        250,000               259,141
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds - U.S.$ Denominated (Cost $1,475,000)                                                            1,465,391
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 85.6%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 8.7%
Cinemark USA, Inc., 9.625%, 8/1/08 ......................................................      1,000,000             1,010,000
Cinemark USA, Inc., 9.625%, 8/1/08 ......................................................      1,000,000             1,015,000
Cole National Group Inc., 9.875%, 12/31/06 ..............................................      2,000,000             2,125,000
COMPUSA Inc., 9.5%, 6/15/00 .............................................................        500,000               520,000
Pillowtex Corp., 10%, 11/15/06 ..........................................................      1,500,000             1,590,000
Revlon Consumer Products, Senior Subordinate Note "B", 10.5%, 2/15/03 ...................      2,000,000             2,115,000
Signature Resorts, Inc., 9.75%, 10/1/07 .................................................      2,000,000             1,970,000
Syratech Corp., 11%, 4/15/07 ............................................................        750,000               802,500
                                                                                                                  ------------
                                                                                                                    11,147,500
                                                                                                                  ------------
Consumer Staples 7.1%
American Safety Razor Co., Senior Note, 9.875%, 8/1/05 ..................................        500,000               535,000
Aurora Foods, Inc., 9.875%, 2/15/07 .....................................................      1,000,000             1,015,000
Chiquita Brands International Inc., Senior Note, 10.25%, 11/1/06 ........................      1,250,000             1,359,375
Dyersburg Corp., 9.75%, 9/1/07 ..........................................................        500,000               503,750
MBW Foods Inc., 9.875%, 2/15/07 .........................................................      1,125,000             1,141,875
North Atlantic Trading Co., 11%, 6/15/04 ................................................      1,000,000             1,050,000
Playtex Apparel, Inc., 8.875%, 7/15/04 ..................................................      1,000,000             1,000,000
Sun World International, 11.25%, 4/15/04 ................................................      1,250,000             1,343,750
TLC Beatrice International Holdings, 11.5%, 10/1/05 .....................................      1,000,000             1,130,000
                                                                                                                  ------------
                                                                                                                     9,078,750
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                        10 - Scudder High Yield Bond Fund

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Health 3.6%
Genesis Health Ventures, 9.25%, 10/1/06 .................................................      2,000,000             2,050,000
ICN Pharmaceuticals, Inc., 9.25%, 8/15/05 ...............................................      1,500,000             1,530,000
Vencor, Inc., 8.625%, 7/15/07 ...........................................................      1,000,000             1,000,000
                                                                                                                  ------------
                                                                                                                     4,580,000
                                                                                                                  ------------
Communications 8.5%
Brooks Fiber Properties, Inc., Step-up Coupon, 0% to 11/1/00, 11.875% to 11/1/06 ........      2,000,000             1,390,000
Comcast Cellular, 9.5%, 5/1/07 ..........................................................      2,000,000             2,070,000
Globalstar LP, 11.375%, 2/15/04 .........................................................      1,000,000               997,500
Intermedia Communications, Inc., Step-up Coupon, 0% to 7/15/02, 11.25% to 7/15/06 .......      1,750,000             1,102,500
L-3 Communications Corp., 10.375%, 5/1/07 ...............................................        250,000               266,875
Paging Network Inc., Senior Subordinate Note, 10.125%, 8/1/07 ...........................      1,500,000             1,530,000
Sprint Spectrum L.P., Senior Note, 11%, 8/15/06 .........................................      1,000,000             1,110,000
Teleport Communications Group, Inc.,  Step-up Coupon, 0% to 7/1/05, 11.125% to 7/1/07 ...      2,750,000             2,048,750
WorldCom, Inc., 8.875%, 1/15/06 .........................................................        368,955               397,844
                                                                                                                  ------------
                                                                                                                    10,913,469
                                                                                                                  ------------
Financial 3.9%
Aames Financial Corp., 9.125%, 11/1/03 ..................................................      1,500,000             1,515,000
Bank United Capital Trust, 10.25%, 12/31/26 .............................................      1,000,000             1,012,500
Bay View Capital Corp., 9.125%, 8/15/07 .................................................        500,000               505,000
Commerce Bancorporation, 11.75%, 6/6/27 .................................................        957,000               957,000
Delta Financial Corp., 9.5%, 8/1/04 .....................................................      1,000,000               993,125
                                                                                                                  ------------
                                                                                                                     4,982,625
                                                                                                                  ------------
Media 5.8%
Adelphia Communications Corp., 9.875%, 3/1/07 ...........................................      1,500,000             1,496,250
Cablevision Systems Corp., Senior Subordinate Note, 9.875%, 5/15/06 .....................        750,000               798,750
Hollinger International NT, 9.25%, 2/1/06 ...............................................      1,500,000             1,545,000
Outdoor Systems, Inc., 8.875%, 6/15/07 ..................................................      1,000,000             1,020,000
Rogers Communications, Inc., 8.875%, 7/15/07 ............................................      1,000,000               992,500
Sun Media Corp., 9.5%, 2/15/07 ..........................................................        500,000               515,000
Sun Media Corp., 9.5%, 5/15/07 ..........................................................      1,000,000             1,035,000
                                                                                                                  ------------
                                                                                                                     7,402,500
                                                                                                                  ------------
Service Industries 8.7%
Allied Waste Industries, Inc., 11.3%, 6/1/07 ............................................        500,000               337,500
Allied Waste North America, 10.25%, 12/1/06 .............................................      1,500,000             1,635,000
Borg-Warner Security Corp., 9.625%, 3/15/07 .............................................      1,275,000             1,300,500

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder High Yield Bond Fund

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
DecisionOne Corp., 9.75%, 8/1/07 ........................................................        500,000               513,281
Hydrochem Industrial Service, 10.375%, 8/1/07 ...........................................      1,000,000             1,026,562
Loomis Fargo & Co., 10%, 1/15/04 ........................................................      1,000,000             1,010,000
Pierce Leahy Corp., 11.125%, 7/15/06 ....................................................        650,000               731,250
Pierce Leahy Corp., 9.125%, 7/15/07 .....................................................        500,000               516,250
Premier Parks Inc., 9.75%, 1/15/07 ......................................................      1,500,000             1,578,750
Prime Hospitality Corp., 9.25%, 1/15/06 .................................................      1,500,000             1,560,000
SC International Services, Inc., 9.25%, 9/1/07 ..........................................      1,000,000             1,005,000
                                                                                                                  ------------
                                                                                                                    11,214,093
                                                                                                                  ------------
Manufacturing 16.7%
Aetna Industries, Inc., 11.875%, 10/1/06 ................................................      1,000,000             1,097,500
Amphenol Corp., 9.875%, 5/15/07 .........................................................      2,000,000             2,082,500
Blue Bird Body Company, 10.75%, 11/15/06 ................................................      1,500,000             1,582,500
Clark Materials Handling Corp., 10.75%, 11/15/06 ........................................      2,000,000             2,100,000
HCC Industries, Inc., 10.75%, 5/15/07 ...................................................      1,000,000             1,060,000
ICO Inc., 10.375%, 6/1/07 ...............................................................      1,000,000             1,037,500
ISP Holdings Inc., 9.75%, 2/15/02 .......................................................        250,000               268,750
ISP Holdings Inc., 9.75%, 10/15/03 ......................................................        500,000               525,000
K&F Industries Incorporated, 10.375%, 9/1/04 ............................................        750,000               806,250
LDM Technologies Inc., 10.75%, 1/15/07 ..................................................      1,750,000             1,872,500
Pioneer Americas Acquisition Corp., 9.25%, 6/15/07 ......................................      1,000,000               991,563
Polymer Group, Inc., 9%, 7/1/07 .........................................................      1,000,000             1,000,000
Radnor Holdings Corp., 10%, 12/1/03 .....................................................      1,500,000             1,548,750
Roller Bearing Co. of America, 9.625%, 6/15/07 ..........................................      1,000,000             1,020,000
Sovereign Specialty Chemicals, 9.5%, 8/1/07 .............................................      1,000,000             1,000,000
Specialty Equipment Co., Senior Subordinate Note, 11.375%, 12/1/03 ......................      1,750,000             1,898,750
Tracor, Inc., 8.5%, 3/1/07 ..............................................................      1,500,000             1,530,000
                                                                                                                  ------------
                                                                                                                    21,421,563
                                                                                                                  ------------
Technology 3.8%
Celestica International Inc., 10.5%, 12/31/06 ...........................................      1,000,000             1,075,000
Fairchild Semiconductor Corp., 10.125%, 3/15/07 .........................................      1,500,000             1,605,000
Therma-Wave Inc., 10.625%, 5/15/04 ......................................................        500,000               537,500
Unisys Corp., 11.75%, 10/15/04 ..........................................................      1,500,000             1,657,500
                                                                                                                  ------------
                                                                                                                     4,875,000
                                                                                                                  ------------
Energy 8.2%
Abraxas Petroleum Corp., 11.5%, 11/1/04 .................................................      1,000,000             1,100,000

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder High Yield Bond Fund

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Belden & Blake Energy Co., 9.875%, 6/15/07 ..............................................      1,250,000             1,228,125
Bellwether Exploration Co., 10.875%, 4/1/07 .............................................      1,500,000             1,616,250
Chesapeake Energy Corp., 7.875%, 3/15/04 ................................................      1,500,000             1,432,500
Cliffs Drilling Co., 10.25%, 5/15/03 ....................................................      1,250,000             1,337,500
Cliffs Drilling Co., 10.25%, 5/15/03 ....................................................      1,000,000             1,070,000
Dawson Production Services, Inc., 9.375%, 2/1/07 ........................................        400,000               412,000
Ocean Energy, 9.75%, 10/1/06 ............................................................      1,000,000             1,057,500
Pride Petroleum Services, Inc., 9.375%, 5/1/07 ..........................................      1,150,000             1,207,500
                                                                                                                  ------------
                                                                                                                    10,461,375
                                                                                                                  ------------
Metals & Minerals 5.2%
AK Steel Corp., 9.125%, 12/15/06 ........................................................      2,000,000             2,105,000
Kaiser Aluminum and Chemical, 10.875%, 10/15/06 .........................................      1,000,000             1,082,500
Oregon Steel Mills, Inc., 1st Mortgage, 11%, 6/15/03 ....................................      1,250,000             1,375,000
Renco Metals Inc., Senior Note, 11.5%, 7/1/03 ...........................................      1,000,000             1,055,000
Wells Aluminum Corp., 10.125%, 6/1/05 ...................................................      1,000,000             1,047,500
                                                                                                                  ------------
                                                                                                                     6,665,000
                                                                                                                  ------------
Construction 2.5%
Nortek, Inc., 9.875%, 3/1/04 ............................................................      1,000,000             1,010,000
Nortek, Inc., 9.25%, 3/15/07 ............................................................      1,000,000             1,003,750
Southdown, Inc., Senior Subordinate Note, 10%, 3/1/06 ...................................        250,000               272,500
Triangle Pacific, 10.5%, 8/3/03 .........................................................        850,000               907,375
                                                                                                                  ------------
                                                                                                                     3,193,625
                                                                                                                  ------------
Transportation 2.1%
Atlantic Express, Inc., 10.75%, 2/1/04 ..................................................      1,500,000             1,560,000
US Air, Inc., 10.375%, 3/13/13 ..........................................................      1,000,000             1,110,000
                                                                                                                  ------------
                                                                                                                     2,670,000
                                                                                                                  ------------
Utilities 0.8%
Cal Energy Co., Inc., 9.5%, 9/15/06 .....................................................      1,000,000             1,076,510

------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $106,787,114)                                                                          109,682,010
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks 6.1%
------------------------------------------------------------------------------------------------------------------------------
Financial 1.6%
Cal Fed Bancorp Inc. Series A ...........................................................         40,000             1,050,000
Walden Residential Properties, Inc. .....................................................         40,000             1,020,000
Walden Residential Properties, Inc. Warrants* ...........................................         40,000                55,000
                                                                                                                  ------------
                                                                                                                     2,125,000
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder High Yield Bond Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Media 4.4%
Adelphia Communications Corp. ...........................................................         10,000             1,080,000
Cablevision Systems Corp. ...............................................................         10,000             1,103,750
Chancellor Corporation ..................................................................         15,000             1,710,000
SFX Broadcasting, Inc. ..................................................................         15,000             1,732,500
                                                                                                                  ------------
                                                                                                                     5,626,250
                                                                                                                  ------------
Communications 0.1%
Globalstar LP, Warrants* ................................................................          1,000                88,000
------------------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $7,565,000)                                                                             7,839,250
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $124,961,036) (a)                                                       128,120,177
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $124,961,036. At August 31, 1997, net unrealized appreciation for all investment securities based on tax cost was $3,159,141. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $3,393,118 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $233,977.

    * Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder High Yield Bond Fund

                                           Financial Statements

                                  Statement of Assets and Liabilities
                                   as of August 31, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $124,961,036) ..................   $128,120,177
                 Cash ...................................................................            733
                 Dividends and interest receivable ......................................      2,438,820
                 Receivable on Fund shares sold .........................................        526,975
                 Due from Adviser .......................................................        215,290
                 Deferred organization expense ..........................................         14,744
                 Other assets ...........................................................            838
                                                                                            ----------------
                 Total assets ...........................................................    131,317,577
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ......................................      1,747,266
                 Payable for Fund shares redeemed .......................................        176,811
                 Dividends payable ......................................................        263,232
                 Other payables and accrued expenses ....................................        133,816
                                                                                            ----------------
                 Total liabilities ......................................................      2,321,125
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $128,996,452
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investment securities ....      3,159,141
                 Accumulated net realized gain ..........................................        757,432
                 Paid-in capital ........................................................    125,079,879
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $128,996,452
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($128,996,452 / 9,993,311 outstanding shares of beneficial               ----------------
                   interest, $.01 par value, unlimited number of shares authorized) .....         $12.91
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder High Yield Bond Fund

                                        Statement of Operations
                              six months ended August 31, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...............................................................   $  4,410,478
                 Dividends ..............................................................         69,910
                                                                                            -----------------
                                                                                               4,480,388
                 Expenses:
                 Management fees ........................................................        336,996
                 Services to shareholders ...............................................        186,007
                 Custodian and accounting fees ..........................................         32,324
                 Trustees' fees and expenses ............................................         21,356
                 Registration fees ......................................................         41,550
                 Auditing ...............................................................         11,561
                 Reports to shareholders ................................................         13,307
                 Legal ..................................................................          3,894
                 Amortization of organization expense ...................................          1,943
                 Other ..................................................................          2,829
                                                                                            -----------------
                 Total expenses before reductions .......................................        651,767
                 Expense reductions .....................................................       (651,767)
                                                                                            -----------------
                 Expenses, net ..........................................................             --
                --------------------------------------------------------------------------------------------
                 Net investment income                                                         4,480,388
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investment securities ....................        795,642
                 Net unrealized appreciation (depreciation) during the period on
                   investments ..........................................................        787,061
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    1,582,703
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  6,063,091
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        16 - Scudder High Yield Bond Fund

                                   Statement of Changes in Net Assets

                                                                                                           For the Period
                                                                                          Six Months       June 28, 1996
                                                                                            Ended          (commencement
                                                                                          August 31,       of operations)
                                                                                             1997         to February 28,
Increase (Decrease) in Net Assets                                                        (Unaudited)            1997
---------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ...............................................   $  4,480,388         $ 2,225,750
               Net realized gain (loss) from investment transactions ...............        795,642             163,385
               Net unrealized appreciation (depreciation) on investment
                 transactions during the period ....................................        787,061           2,372,080
                                                                                       -----------------  -----------------
               Net increase (decrease) in net assets resulting from operations .....      6,063,091           4,761,215
               Distributions to shareholders from:
                 Net investment income .............................................     (4,480,388)         (2,225,750)
                                                                                       -----------------  -----------------
                 Net realized gains ................................................       (147,683)            (53,912)
                                                                                       -----------------  -----------------
               Fund share transactions:
               Proceeds from shares sold ...........................................     66,780,613          73,427,768
               Net asset value of shares issued to shareholders in reinvestment
                 of distributions ..................................................      3,411,686           1,710,360
               Cost of shares redeemed .............................................    (16,206,127)         (4,114,570)
               Redemption fees .....................................................         52,166              16,783
                                                                                       -----------------  -----------------
               Net increase (decrease) in net assets from Fund share transactions ..     54,038,338          71,040,341
                                                                                       -----------------  -----------------
               Increase (decrease) in net assets ...................................     55,473,358          73,521,894
               Net assets at beginning of period ...................................     73,523,094               1,200
                                                                                       -----------------  -----------------
               Net assets at end of period .........................................   $128,996,452         $73,523,094
                                                                                       -----------------  -----------------
Other Information
---------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ...........................      5,759,335                 100
                                                                                       -----------------  -----------------
               Shares sold .........................................................      5,246,525           5,951,910
               Shares issued to shareholders in reinvestment of distributions ......        268,320             136,821
               Shares redeemed .....................................................     (1,280,869)           (329,496)
                                                                                       -----------------  -----------------
               Net increase (decrease) in Fund shares ..............................      4,233,976           5,759,235
                                                                                       -----------------  -----------------
               Shares outstanding at end of period .................................      9,993,311           5,759,335
                                                                                       -----------------  -----------------

    The accompanying notes are an integral part of the financial statements.


                        17 - Scudder High Yield Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                     Six Months         For the Period
                                                                                       Ended             June 28, 1996
                                                                                  August 31, 1997      (commencement of
                                                                                    (Unaudited)         operations) to
                                                                                                       February 28, 1997
---------------------------------------------------------------------------------------------------------------------------
                                                                                  --------------------------------------
Net asset value, beginning of period ...........................................       $12.77               $12.00
                                                                                  --------------------------------------
Income from investment operations:
Net investment income ..........................................................          .59                  .76
Net realized and unrealized gain on investment transactions ....................          .15                  .77
                                                                                  --------------------------------------
Total from investment operations ...............................................          .74                 1.53
                                                                                  --------------------------------------
Less distributions from:
   Net investment income .......................................................         (.59)                (.76)
   Net realized gains from investment transactions .............................         (.02)                (.01)
                                                                                  --------------------------------------
Total distributions ............................................................         (.61)                (.77)
                                                                                  --------------------------------------
Redemption fees ................................................................          .01                  .01
                                                                                  --------------------------------------
Net asset value, end of period .................................................       $12.91               $12.77
                                                                                  --------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ...........................................................         6.10**              13.23(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................................          129                   74
Ratio of operating expenses, net to average daily net assets (%) ...............         0.00                 0.00
Ratio of operating expenses before expense reductions, to average daily net
   assets (%) ..................................................................         1.35*                1.75*
Ratio of net investment income to average daily net assets (%) .................         9.30*                9.44*
Portfolio turnover rate (%) ....................................................       123.93*               39.84*

(a) Per share amounts have been calculated using the weighted average shares outstanding for the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
 *  Annualized
 ** Not annualized


                        18 - Scudder High Yield Bond Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder High Yield Bond Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Portfolio securities which are traded on U.S. stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly the Fund paid no federal income taxes and no federal income tax provision was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are declared daily and distributed monthly. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income


                        19 - Scudder High Yield Bond Fund

(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the six months ended August 31, 1997, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $102,356,902 and $49,954,878, respectively. Purchases and sales of U.S. Government obligations aggregated $8,010,156 and $7,518,945, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. In addition, the Adviser has agreed not to impose all or a portion of its management fee until December 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 0.0% of average daily net assets. For the six months ended August 31, 1997, the Adviser did not impose any of its management fee, which amounted to $336,996. Further, due to the limitations of such Agreement, the Adviser's reimbursement payable to the Fund for the six months ended August 31, 1997, amounted to $215,290.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended August 31, 1997, SSC did not impose any of its fee, which amounted to $76,281.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are


                        20 - Scudder High Yield Bond Fund
borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At August 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $80,077.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended August 31, 1997, STC did not impose any of its fee, which amounted to $3,035.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended August 31, 1997, SFAC did not impose any of its fee, which amounted to $20,165.

The Fund pays each of its Trustees not affiliated with the Adviser $2,400 annually, plus specified amounts for attended board and committee meetings. For the six months ended August 31, 1997, the Trustee's fees and expenses aggregated $21,356.


                        21 - Scudder High Yield Bond Fund

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                                  intentionally
                                   left blank.




                        22 - Scudder High Yield Bond Fund

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                                  intentionally
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                        23 - Scudder High Yield Bond Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

E. Michael Brown*
Trustee

David S. Lee*
Vice President and Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration,
Northeastern University, College
of Business Administration

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Kelly D. Babson*
Vice President

Jerard K. Hartman*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer


                         *Scudder, Stevens & Clark, Inc.

                       24 - Scudder High Yield Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                        25 - Scudder High Yield Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        26 - Scudder High Yield Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                        27 - Scudder High Yield Bond Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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